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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                  April 6, 2001
                Date of Report (Date of earliest event reported)



                                  Aperian, Inc.
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             (Exact name of registrant as specified in its charter)



Delaware                              0-8164                         74-2971167
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(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                    File Number)            Identification No.)


1121 East 7th Street
Austin, Texas                                                             78702
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(Address of principal
executive offices)                                                    (Zip Code)



                                 (512) 476-6925
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              (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                MERGER WITH FOURTHSTAGE TECHNOLOGIES, INC.

                On April 6, 2001, Aperian, Inc., a Delaware corporation ("Aperian"), and its wholly owned subsidiary, Aperian Merger Corporation, Inc., a Delaware corporation ("AMC"), consummated a merger pursuant to an Agreement and Plan of Merger dated April 6, 2001 (the "Merger Agreement"), with Fourthstage Technologies, Inc., an Arizona corporation ("Fourthstage"), and certain shareholders of Fourthstage whereby Fourthstage was merged with and into AMC. Upon consummation of the merger, AMC changed its name to Fourthstage Technologies, Inc. Following the merger, the Board of Directors of Aperian adopted an amended set of bylaws, a copy of which is filed as an exhibit to this report.

                Under the terms of the Merger Agreement, each outstanding share of common stock of Fourthstage was converted into the right to receive a pro rata share of: (i) cash equal to three million dollars ($3,000,000), half of which was paid at closing; (ii) 2,698,430 shares of Aperian Common Stock; and
(iii) 8,396,077 shares of Aperian Series A Preferred Stock with the rights and preferences set forth on the Certificate of Designation for the Series A Preferred Stock, a copy of which is filed as an exhibit to this report. Under the terms of the Merger Agreement Aperian has agreed to register the Common Stock issued in the Merger together with any other Common Stock issued if and when the Preferred Stock is converted into Common Stock pursuant to a Registration Rights Agreement, a copy of which is filed as an exhibit to this report.

                Under the terms of the Merger Agreement, Kevin Craig, the President and Chief Executive Officer of Fourthstage, was appointed to the Board of Directors and was named co-Chief Executive Officer, Vice Chairman and President of Aperian. In connection with the merger, Aperian entered into an employment agreement with Mr. Craig, and entered into new employment agreements with Robert Gibbs, Aperian's co-Chief Executive Officer, and Wayne Irwin, Aperian's Chief Operating Officer. Copies of each of these employment agreements are filed as exhibits to this report.

                At the time of the merger, the Board of Directors of Aperian was reduced to seven persons. Further, pursuant to the Merger Agreement, holders of the Series A Preferred Stock shall have the right to nominate three individuals to serve on the Aperian Board until July 15, 2002. Pursuant to the Merger Agreement, the Board of Aperian is now comprised of the following persons: David Ghermezian, Joe D. Tippens, Mark Weiss, Wayne Irwin, Davinder Sethi, Robert Gibbs and Kevin P. Craig.

                A copy of the Merger Agreement is filed as an exhibit to this report. Reference is made to the Merger Agreement for a full statement of the terms and conditions of the merger.

                An additional discussion of the Merger Agreement and the merger is provided in the joint press release of Aperian and Fourthstage dated April 9, 2001, which is filed as an exhibit to this report.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                Financial statements of Fourthstage are to be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 75 days after the effective date of the merger.

                (b) PRO FORMA FINANCIAL INFORMATION

                Pro forma combined condensed statements of income of Aperian, Inc. and Fourthstage Technologies, Inc. are to be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 75 days after the effective date of the merger.

                (c) EXHIBITS

            2.1 Agreement and Plan of Merger, dated as of April 6, 2001, among Fourthstage Technologies, Inc., Aperian, Inc., Aperian Merger Corporation, Inc., Chris Donahue, Kevin P. Craig, Van De Vrede Family Trust, Lee Collins, Dave Drabo, Triple Five Investments, Regent Net LLC, Mark Weiss, Harry Weiss, Farley Weiss, Jeff Weiss and Craig Weiss.

            3.2       Amended Bylaws of Aperian, Inc. dated as of April 6, 2001.

            4.1 Certificate of Designation, Preferences and Rights of the Series of Preferred Stock of Aperian, Inc. to be Designated Series A 18% Cumulative Convertible Redeemable Preferred Stock.

            4.2 Registration Rights Agreement dated as of April 6, 2001 between Aperian, Inc. and Fourthstage Technologies, Inc.

           10.1 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Kevin Craig.

           10.2 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Robert Gibbs.

           10.3 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Wayne Irwin.

           99.1 Joint press release of Aperian and Fourthstage dated April 9, 2001.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APERIAN, INC.




Date: April 18, 2001                   By : /s/ Peter E. Lorenzen
                                           -------------------------------------
                                                 Peter E. Lorenzen
                                                 Vice President



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                                 EXHIBIT INDEX

       EXHIBIT
        NUMBER                     DESCRIPTION

            2.1 Agreement and Plan of Merger, dated as of April 6, 2001, among Fourthstage Technologies, Inc., Aperian, Inc., Aperian Merger Corporation, Inc., Chris Donahue, Kevin P. Craig, Van De Vrede Family Trust, Lee Collins, Dave Drabo, Triple Five Investments, Regent Net LLC, Mark Weiss, Harry Weiss, Farley Weiss, Jeff Weiss and Craig Weiss.

            3.2       Amended Bylaws of Aperian, Inc. dated as of April 6, 2001.

            4.1 Certificate of Designation, Preferences and Rights of the Series of Preferred Stock of Aperian, Inc. to be Designated Series A 18% Cumulative Convertible Redeemable Preferred Stock.

            4.2 Registration Rights Agreement dated as of April 6, 2001 between Aperian, Inc. and Fourthstage Technologies, Inc.

           10.1 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Kevin Craig.

           10.2 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Robert Gibbs.

           10.3 Employment Agreement dated as of April 6, 2001 between Aperian, Inc. and Wayne Irwin.

           99.1 Joint press release of Aperian and Fourthstage dated April 9, 2001.